UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 29, 2004


                             1ST SOURCE CORPORATION
             (Exact name of registrant as specified in its charter)

INDIANA                                 0-6233                        35-1068133
(State or other jurisdiction of   (Commission File No.)         (I.R.S. Employer
incorporation or organization)                               Identification No.)


                 100 NORTH MICHIGAN STREET, SOUTH BEND, INDIANA  46601
                (Address of principal executive offices)      (Zip Code)


                                  574-235-2702
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 7.  Financial Statements and Exhibits

(c)      Exhibits

99.1     Press release dated July 29, 2004.

ITEM 12. Results of Operations and Financial Condition

On July 29, 2004, 1st Source Corporation issued a press release that announced its second quarter earnings for 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           1st SOURCE CORPORATION
                                           (Registrant)


Date:  July 29, 2004                       /s/CHRISTOPHER J. MURPHY III
                                           ----------------------------
                                           Christopher J. Murphy III
                                           Chairman of the Board,
                                           President and CEO


Date:  July 29, 2004                       /s/LARRY E. LENTYCH
                                           -------------------
                                           Larry E. Lentych
                                           Treasurer and Chief Financial Officer
                                           Principal Accounting Officer